As Filed with the Securities and Exchange Commission on April 16, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 16, 2004

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(704) 386-8486
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        On July 26, 2002, the Registrant filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (File No. 333-97157), which was declared effective by the SEC on August 20, 2002 (the "Registration Statement"). The Registration Statement registered up to $6,000,000,000 aggregate principal amount of Bank of America Corporation InterNotes® (the "Notes"), the terms of which were established by a Committee appointed by the Board of Directors of the Registrant. On April 15, 2004, the Registrant filed a prospectus, dated April 15, 2004, relating to the continued offering of the Notes pursuant to Rule 424(b)(5) under the Securities Act. In connection with that offering, the Registrant is filing herewith under "Item 7. Exhibits" certain additional documents as exhibits to the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.
4.7	Form of Bank of America Corporation Senior InterNote (Floating Rate)
4.8	Form of Bank of America Corporation Subordinated InterNote (Floating Rate)

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           BANK OF AMERICA CORPORATION

                                                                           By:  /s/ TERESA M. BRENNER
                                                                                       Teresa M. Brenner
                                                                                       Associate General Counsel

Dated: April 16, 2004

INDEX TO EXHIBITS
EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.7	Form of Bank of America Corporation Senior InterNote (Floating Rate)
4.8	Form of Bank of America Corporation Subordinated InterNote (Floating Rate)